UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2015

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 22, 2015, Pioneer Natural Resources Company (the “Company”) filed a Current Report on Form 8-K (the "Initial Form 8-K") pursuant to which it furnished a press release that, among other matters, included an update on the Company’s expected production for the second quarter of 2015 and net derivative gains (losses) the Company expects to report in its earnings for the three and six months ended June 30, 2015.

The sole purpose of this Amendment No. 1 on Form 8-K/A is to correct inadvertent errors in Exhibit 99.1 attached to the Initial Form 8-K. The corrected press release is attached as Exhibit 99.1 to this Amendment No. 1.

The actual press release issued was correct and no other changes are being made to the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1 --	News Release, dated July 22, 2015, titled “Pioneer Natural Resources Company Provides Production and Derivatives Updates”

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief
Accounting Officer

Dated: July 22, 2015

EXHIBIT INDEX

PIONEER NATURAL RESOURCES COMPANY

EXHIBIT INDEX

Exhibit No.	Description

99.1(a)	News Release, dated July 22, 2015, titled “Pioneer Natural Resources Company Provides Production and Derivatives Updates”

___________
(a) Furnished herewith.